Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with this Annual Report of New Era Marketing, Inc. (“New Era”) on Form 10-KSB for the year ending December 31, 2004 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph MacKenzie, Chief Executive Officer of New Era, and I, Tiffany Miller, Principal Financial Officer of New Era, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Era as of and for the periods presented in the Report.

Date: September 5, 2006

/s/ Joseph MacKenzie

Joseph MacKenzie

Chief Executive Officer

Date: September 5, 2006

/s/ Joseph MacKenzie

Joseph MacKenzie

Principal Financial Officer